Commitments and Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES
Leases
The Company has entered into various non-cancelable operating lease agreements for its offices and data centers throughout the world with lease expirations between 2017 and 2026. Rent expense under operating leases was $45.4 million, $43.7 million and $45.6 million for the years ended December 31, 2016, 2015 and 2014, respectively. Sublease income was $2.7 million, $1.0 million and $0.1 million for the years ended December 31, 2016, 2015 and 2014, respectively.
The Company leases its headquarters located in Chicago, Illinois ("600 West Chicago"). The Company's lease agreement for 600 West Chicago extends through January 31, 2026 and includes rent escalations that range from one to two percent per year, as well as expansion options and a five-year renewal option. The 600 West Chicago lease represents $107.0 million of the estimated future payments under operating leases shown in the table below. The Company accounts for the 600 West Chicago lease as an operating lease and recognizes rent expense on a straight-line basis, taking into account rent escalations and lease incentives.

Certain of the Company's computer hardware has been acquired under capital lease agreements, with expirations between 2017 and 2019.

The Company is responsible for paying its proportionate share of specified operating expenses and real estate, personal property and lease taxes under certain of its operating and capital leases agreements. Those operating expenses are not included in the table below.

As of December 31, 2016, the future payments under operating leases and capital leases for each of the next five years and thereafter are as follows (in thousands):

	Capital Leases	Operating Leases
2017	$29,982	$46,249
2018	16,011	38,607
2019	3,779	27,396
2020	—	23,900
2021	—	20,234
Thereafter	—	68,093
Total minimum lease payments	49,772	$224,479
Less: Amount representing interest	(1,164)
Present value of net minimum capital lease payments	48,608
Less: Current portion of capital lease obligations	(28,889)
Total long-term capital lease obligations	$19,719

As of December 31, 2016, the future amounts due to the Company under subleases for each of the next five years and thereafter is as follows (in thousands):

Subleases (1)
2017	$5,796
2018	5,688
2019	4,864
2020	4,473
2021	3,682
Thereafter	4,933
Total future sublease income	$29,436

(1)
On December 28, 2016, the Company entered into a sublease for portions of its office space in Chicago, Illinois that extends through January 31, 2026. The income from this sublease, which totals approximately $17.9 million, is excluded from the table above because the sublease is subject to landlord consents not received as of December 31, 2016. See Note 19, Related Party Transaction, for information about this sublease.

Purchase Obligations
The Company has entered into non-cancelable arrangements with third-parties, primarily related to information technology products and services. As of December 31, 2016, future payments under these contractual obligations were as follows (in thousands):

2017	$17,529
2018	9,305
2019	2,500
2020	45
2021	45
Thereafter	—
Total purchase obligations	$29,424

Legal Matters and Other Contingencies
From time to time, the Company is party to various legal proceedings incident to the operation of its business. For example, the Company is currently involved in proceedings brought by former employees and merchants, intellectual property infringement suits and suits by customers (individually or as class actions) alleging, among other things, violations of the Credit Card Accountability, Responsibility and Disclosure Act and state laws governing gift cards, stored value cards and coupons. The following is a brief description of significant legal proceedings.

The Company was a defendant in a proceeding pursuant to which, on October 29, 2012, a consolidated amended class action complaint was filed against the Company, certain of its directors and officers, and the underwriters that participated in the initial public offering of the Company's Class A common stock.  The case was pending before the United States District Court for the Northern District of Illinois: In re Groupon, Inc. Securities Litigation. In the first quarter of 2016, the parties entered into a term sheet to settle the litigation that provides for a settlement payment to the class of $45.0 million in cash, including plaintiff’s attorneys’ fees, in exchange for a full and final release and also includes a denial of liability or any wrongdoing by the Company and the other defendants. On April 7, 2016, the Court entered an order preliminarily approving the settlement. On April 21, 2016, a $45.0 million settlement payment was made into an escrow account. On July 13, 2016, the Court entered an order providing final approval of the settlement and final judgment, dismissing the action with prejudice. The Company derecognized its liability for the matter and its related asset for the amount previously funded into the escrow account at that time.

Federal and state purported stockholder derivative lawsuits have been filed against certain of the Company's current and former directors and officers.  The federal purported stockholder derivative lawsuit was originally filed in April 2012, and a consolidated stockholder derivative complaint, filed on July 30, 2012, is currently pending in the United States District Court for the Northern District of Illinois: In re Groupon Derivative Litigation.  The state derivative cases are currently pending before the Chancery Division of the Circuit Court of Cook County, Illinois: Orrego v. Lefkofsky, et al., was filed on April 5, 2012; and Kim v. Lefkofsky, et al., was filed on May 25, 2012. In the first quarter of 2016, the parties reached an agreement in principle to settle the litigation. The agreement, which is subject to court approval, provides that the Company will implement certain corporate reforms. On January 9, 2017, the state court entered an order preliminarily approving the settlement, and set a final settlement approval hearing for April 5, 2017. If final approval is given and judgment entered, it will resolve both the state and federal derivative lawsuits.

In 2010, the Company was named as a defendant in a series of class actions that were consolidated in the U.S. District Court for the Southern District of California. The consolidated actions are referred to as In re Groupon Marketing and Sales Practices Litigation. In July 2015, the parties reached an agreement in principle regarding a settlement involving a combination of cash and Groupon credits, worth a total of $8.5 million. On March 23, 2016, the district court granted final approval of the settlement over various objections posed by two individuals and entered judgment pursuant to the settlement. In April 2016, the two individuals who had objected filed notices of appeal with the Ninth Circuit Court of Appeals. One appeal challenged the district court’s approval of the class action settlement; the other appeal challenged the district court’s denial of the objector’s request for an award of attorney’s fees. The appeal challenging the approval of the settlement was dismissed on June 23, 2016, and the settlement became final and non-appealable as of that date. The case was dismissed with prejudice and settlement claims are being validated and processed.

On March 2, 2016, International Business Machines Corporation ("IBM") filed a complaint in the United States District Court for the District of Delaware against the Company.  In the complaint, IBM alleges that the Company has infringed and continues to willfully infringe certain IBM patents that IBM claims relate to the presentation of applications and advertising in an interactive service, preserving state information in online transactions and single sign-on processes in a computing environment and seeks unspecified damages (including a request that the amount of compensatory damages be trebled), injunctive relief and costs and reasonable attorneys’ fees. On December 13, 2016, the Company filed a motion to invalidate two of IBM’s patents relating to the presentation of applications and advertising on the grounds that such patents are patent-ineligible, and the court has not yet ruled on that motion. On May 9, 2016, the Company filed a complaint in the United States District Court for the Northern District of Illinois against IBM.  The Company alleges that IBM has infringed and continues to willfully infringe one of the Company’s patents relating to location-based services. On December 20, 2016, IBM filed a motion to dismiss this case, and the court denied that motion. The Company intends to seek damages and injunctive relief for IBM’s infringement of this patent. Further, the Company plans to vigorously defend against the claims filed by IBM.

In addition, other third parties have from time to time claimed, and others may claim in the future, that the Company has infringed their intellectual property rights. The Company is subject to intellectual property disputes, including patent infringement claims, and expects that it will increasingly be subject to intellectual property infringement claims as its services expand in scope and complexity. The Company has in the past litigated such claims, and the Company is presently involved in several patent infringement and other intellectual property-related claims, including pending litigation or trademark disputes, some of which could involve potentially substantial claims for damages. The Company may also become more vulnerable to third-party claims as laws such as the Digital Millennium Copyright Act are interpreted by the courts, and as the Company becomes subject to laws in jurisdictions where the underlying laws with respect to the potential liability of online intermediaries are either unclear or less favorable. The Company believes that additional lawsuits alleging that it has violated patent, copyright or trademark laws will be filed against it. Intellectual property claims, whether meritorious or not, are time consuming and costly to resolve, could require expensive changes in the Company's methods of doing business, or could require it to enter into costly royalty or licensing agreements.

The Company is also subject to, or in the future may become subject to, a variety of regulatory inquiries across the jurisdictions where the Company conducts its business, including, for example, inquiries related to consumer protection, employment matters and/or hiring practices, marketing practices, tax, unclaimed property and privacy rules and regulations. Any regulatory actions against the Company, whether meritorious or not, could be time consuming, result in costly litigation, damage awards, injunctive relief or increased costs of doing business through adverse judgment or settlement, require the Company to change its business practices in expensive ways, require significant amounts of management time, result in the diversion of significant operational resources or otherwise harm the Company's business.

The Company establishes an accrued liability for loss contingencies related to legal and regulatory matters when the loss is both probable and estimable. These accruals represent management's best estimate of probable losses and, in such cases, there may be an exposure to loss in excess of the amounts accrued. For certain of the matters described above, there are inherent and significant uncertainties based on, among other factors, the stage of the proceedings, developments in the applicable facts of law, or the lack of a specific damage claim. However, the Company believes that the amount of reasonably possible losses in excess of the amounts accrued for these matters would not have a material adverse effect on its business, consolidated financial position, results of operations or cash flows. The Company's accrued liabilities for loss contingencies related to legal and regulatory matters may change in the future as a result of new developments, including, but not limited to, the occurrence of new legal matters, changes in the law or regulatory environment, adverse or favorable rulings, newly discovered facts relevant to the matter, or changes in the strategy for the matter. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Indemnifications

In the normal course of business to facilitate transactions related to its operations, the Company indemnifies certain parties, including employees, lessors, service providers, merchants, and counterparties to investment agreements and asset and stock purchase agreements with respect to various matters. The Company has agreed to hold certain parties harmless against losses arising from a breach of representations or covenants, or other claims made against those parties. These agreements may limit the time within which an indemnification claim can be made and the amount of the claim. The Company is also subject to increased exposure to various claims as a result of its divestitures and acquisitions, particularly in cases where the Company is entering into new businesses in connection with such acquisitions. The Company may also become more vulnerable to claims as it expands the range and scope of its services and is subject to laws in jurisdictions where the underlying laws with respect to potential liability are either unclear or less favorable. In addition, the Company has entered into indemnification agreements with its officers, directors and underwriters, and the Company's bylaws contain similar indemnification obligations that cover officers, directors, employees and other agents.

It is not possible to determine the maximum potential amount under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Historically, any payments that the Company has made under these agreements have not had a material impact on the operating results, financial position or cash flows of the Company.